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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    May 23, 2005
                                                    ------------

                                POWER2SHIP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)

        Nevada                    000-25753                87-0449667
-----------------------         --------------            ------------
(State or other jurisdiction    (Commission               (IRS Employer
    of incorporation)            File Number)           Identification No.)

             903 Clint Moore Road, Boca Raton, Florida   33487
           -----------------------------------------   ---------
           (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code      561-998-7557
                                                        ------------

          -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

     On May 23, 2005 Power2Ship, Inc. the Company entered into an agreement with Welley Shipping Company (China) Ltd. ("Welley"), the wholly owned subsidiary of China Ocean Shipping (Group) Company ("COSCO") responsible for logistic and freight forwarding. Pursuant to the agreement, Welley and Power2Ship have agreed to provide each other with preferential ocean freight rates, equivalent to or better than rates offered to each other's most favored shippers, and priority space on vessels traveling to and from the People's Republic of China ("PRC") and will endeavor to provide favorable rates and availability on the same basis on vessels traveling to and from the United States from ports outside the PRC. In addition, we have agreed to consign to Welley all of our customers' cargo being exported from the United States to the PRC and to nominate them as the handling agent for all of our customers' cargo being imported to the PRC. For any shipment handled by Welley's Beijing Branch pursuant to their contract with us, they will nominate us as handling agent in the United States.

In consideration for the above arrangements, the parties have agreed to share the profit from any transaction conducted between Welley and us for shipments between the PRC and the United States, excluding any transaction where freight is consigned to us by any party other than Welley on a COSCO vessel or any other such eventuality. This agreement is subject to being terminated by either party by providing ninety (90) days written notice to the other party or immediately if either party is forced into or voluntarily enters into any form of bankruptcy.

Item 9.01.     Financial Statements and Exhibits

(a)     Financial Statements

        None.

(b)     Exhibits

        10.39 Agreement Between Power2Ship, Inc. and Welley Shipping (China) Company, Limited


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POWER2SHIP, INC.


                    Date:  June 3, 2005     By:  /s/ Richard Hersh
                                                 -----------------
                                                 Richard Hersh,
                                                 Chief Executive Officer